SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2007 (August 8, 2007)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

New River Center, 200 East Las Olas Boulevard, Suite 1730

Ft. Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954)761-2200

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.02	Unregistered Sales of Equity Securities

SIGNATURE

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

On August 8, 2007, the Company issued to Edward M. Kopko and Christopher M. Tyrell a total of 259,074 restricted shares of Butler’s common stock. The shares were issued at $.61 per share, in lieu of cash compensation pursuant to the 2002 Stock Incentive Plan as amended in 2005. On August 9, 2007, the Company issued to two other officers a total of 75,125 restricted shares of Butler’s common stock. The shares were issued at $.60 per share pursuant to the 2002 Stock Incentive Plan as amended in 2005.

The shares were offered and sold to officers of the Company pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2007	BUTLER INTERNATIONAL, INC.

By:/s/ Mark Koscinski

Mark Koscinski

Principal Accounting Officer